Exhibit 99.2

YOUR VOTE IS IMPORTANT! You can vote in one of three ways: 1. Call toll free 1-866-593-3363 on a Touch-Tone Phone. There is NO CHARGE to you for this call. or 2. Via the Internet at https://www.proxyvotenow.com/bari and follow the instructions. or 3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS REVOCABLE PROXY BANCORP RHODE ISLAND, INC. SPECIAL MEETING OF SHAREHOLDERS ______________, 2011 _________ •.m. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby authorizes and appoints John A. Yena, Merrill W. Sherman, and Linda H. Simmons, and each of them acting singly, with full power of substitution in each, as proxies to vote all shares of common stock, par value $.01 per share, of Bancorp Rhode Island, Inc. (“BancorpRI”) held of record on •, 2011 by the undersigned at the Special Meeting of Shareholders to be held at •:00 •.m. local time, on •, •, 2011, at •, and at any adjournments or postponements thereof, as directed on the reverse side, with respect to the matters set forth on the reverse side and with discretionary authority on all other matters that may properly come before said meeting, as more fully described in the proxy statement received by the undersigned shareholder. This proxy when properly executed will be voted (i) as directed on reverse side, or, in the absence of such direction, this proxy will be voted “FOR” Proposals 1, 2 and 3, and (ii) in accordance with the judgment of the proxies upon other matters that may properly come before said meeting or any adjournments or postponements thereof. The undersigned acknowledges receipt from BancorpRI prior to the execution of this proxy of a notice of special meeting of shareholders and proxy statement/prospectus. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE. (Continued, and to be marked, dated and signed, on the other side) FOLD AND DETACH HERE BANCORP RHODE ISLAND, INC. — SPECIAL MEETING, ____________, 2011 5020

PLEASE MARK VOTES AS IN THIS EXAMPLE X IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW S Your vote is important! FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL Date Sign above Co-holder (if any) sign above Please be sure to date and sign this proxy card in the box below. PROPOSAL 1 – To approve the Agreement and Plan of Merger, dated as of April 19, 2011, by and between BancorpRI and Brookline Bancorp, Inc. PROPOSAL 2 – To approve the following advisory (non-binding) proposal on “golden parachute” compensation: “Resolved, that the compensation that may be paid or become payable to BancorpRI named executive officers in connection with the merger, as disclosed in the table entitled ‘Golden Parachute Compensation’, together with the accompanying narrative discussion relating to the named executive officers’ golden parachute compensation and the agreements or understandings pursuant to which such compensation may be paid or become payable, as set forth in the section of the proxy statement/prospectus titled ‘Interests of BancorpRI Directors and Executive Officers in the Merger’ is hereby approved.” PROPOSAL 3 – To approve one or more adjournments of the special meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting, or at any adjournment or postponement of that meeting, to approve the Agreement and Plan of Merger. THE DIRECTORS RECOMMEND A VOTE “FOR” EACH PROPOSAL Mark here if you plan to attend the meeting Mark here for address change and note change _______________________________________________________________________ _______________________________________________________________________ Signature, if held jointly this Proxy must be signed exactly as the name of the shareholder(s) appears on this card. Executors, administrators, trustees, etc. should give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer. PROXY VOTING INSTRUCTIONS Shareholders of record have three ways to vote: 1. By Mail; or 2. By Telephone (using a Touch-Tone Phone); or 3. By Internet. A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., _______, 2011. It is not necessary to return this proxy if you vote by telephone or Internet. Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., ___________, 2011: 1-866-593-3363 Vote by Internet anytime prior to 3 a.m., __________, 2011 go to https://www.proxyvotenow.com/bari Please note that the last vote received, whether by telephone, Internet or mail, will be the vote counted. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON ___________, 2011. The Notice of the special meeting of shareholders and the proxy statement for the special meeting are available at: http://www.________________. REVOCABLE PROXY BANCORP RHODE ISLAND, INC. Special Meeting of Shareholders ______________, 2011 For Against Abstain For Against Abstain For Against Abstain